Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment, Net

Property and equipment consist of the following at December 31, 2016 and December 31, 2015:

	December 31, 2016	December 31, 2015
Equipment	$-	$109,493
Computer	-	3,086
Leasehold improvements	-	242,091
Transaction verification servers	-	451,281
Total cost	-	805,951
Accumulated depreciation and amortization	-	(316,531)

Property and equipment, net	$-	$489,420